Income Taxes	12 Months Ended
Dec. 31, 2017
Income Tax Disclosure [Abstract]
Income Taxes
Income Taxes

On December 22, 2017, the President of the United States signed into law the Tax Act which has resulted in significant changes to the U.S. corporate income tax system.
The Tax Act includes a federal statutory rate reduction from 35% to 21%, the elimination or reduction of certain domestic deductions and credits and further limitations on the deductibility of interest expense and executive compensation, and imposition of a territorial tax system with a one-time repatriation tax on deemed repatriated earnings of foreign subsidiaries (“Transition Toll Tax”) effective in 2017. The Tax Act also includes new tax provisions that potentially impact certain foreign income, expenses and credits, such as the global intangible low-taxed income (“GILTI”), the base-erosion and anti-abuse tax (“BEAT”), and the foreign derived intangible income ("FDII"). These provisions are effective beginning in 2018.
ASC 740 requires companies to recognize the effect of the tax law changes in the period of enactment. However, the SEC staff issued SAB 118 which allows a company to record provisional amounts when it does not have the necessary information available, prepared, or analyzed in reasonable detail to complete its accounting for the change as a result of the Tax Act. The measurement period ends when the company has obtained, prepared and analyzed the information necessary to finalize its accounting, but cannot extend beyond one year from the enactment date. The Company has recognized the provisional tax impacts related to its Transition Toll Tax and the revaluation of deferred tax assets and liabilities and included these amounts in its consolidated financial statements for the year ended December 31, 2017.
Transition Toll Tax
The 2017 Tax Act eliminates the deferral of U.S. income tax on historical unrepatriated earnings by imposing the Transition Toll Tax, which is a mandatory deemed repatriation tax on undistributed foreign earnings. The Transition Toll Tax is assessed on the U.S. shareholder's share of the foreign corporation's accumulated foreign earnings that have not been previously taxed by the U.S. Earnings in the form of deemed cash and cash equivalents will be taxed at a rate of 15.5% and all other earnings will be taxed at a rate of 8.0%. As of December 31, 2017, the Company has accrued liabilities of $60.5 million under the Transition Toll Tax, of which $4.8 million is expected to be paid within one year. The Transition Toll Tax will be paid over an eight-year period starting in 2018, and will not accrue interest.
Remeasurement of Deferred Tax Assets and Liabilities
The Company's deferred tax assets and liabilities are measured at the enacted tax rate expected to apply when these temporary differences are expected to be realized or settled. As the Company's deferred tax liabilities exceed the balance of the deferred tax assets at the date of enactment, the Company has recorded an income tax benefit of $174.7 million, reflecting the decrease in the U.S. corporate income tax rate.
Status of the Company's Assessment
The Company's preliminary estimate of the Transition Toll Tax, the remeasurement of the deferred tax assets and liabilities and GILTI is subject to the finalization of management's analysis of certain matters and changes to certain estimates and amounts related to the earnings and profits of certain subsidiaries and the filing of the Company's tax returns. U.S. Treasury regulations, administrative interpretations or court decisions interpreting the Tax Act may require further adjustments and changes in the Company's estimates. The final determination of the Transition Toll Tax and the remeasurement of the Company's deferred tax assets and liabilities will be completed as additional information becomes available, but no later than one year from the enactment of the Tax Act. For the GILTI provisions of the Tax Act, a provisional estimate could not be made as the Company has not yet completed its assessment or elected an accounting policy to either recognize deferred taxes for basis differences expected to reverse as GILTI or to record GILTI as period costs if and when incurred.
The components of (loss) income before the provision for income taxes, determined by tax jurisdiction, are as follows:

	For the year ended December 31,
($ thousands)	2017	2016	2015
Italy	479,851	578,221	419,116
United States	(1,173,601)	(355,451)	(379,425)
United Kingdom	(408,595)	87,269	(150,475)
All other	125,420	13,374	93,753
	(976,925)	323,413	(17,031)

The (benefit from) provision for income taxes consists of:

	For the year ended December 31,
($ thousands)	2017	2016	2015
Current:
Italy	131,155	192,712	168,915
United States	80,140	(16,982)	(24,434)
United Kingdom	733	711	(5,097)
All other	54,823	36,414	48,753
	266,851	212,855	188,137
Deferred:
Italy	865	(5,837)	1,660
United States	(175,539)	(109,139)	(121,032)
United Kingdom	4,366	19,232	(16,242)
All other	(125,957)	(57,905)	(13,627)
	(296,265)	(153,649)	(149,241)
	(29,414)	59,206	38,896

Income taxes paid (net of refunds) were $296.4 million, $183.3 million and $199.2 million in 2017, 2016 and 2015, respectively.

The Parent is tax resident in the United Kingdom. A reconciliation of the provision for income taxes, with the amount computed by applying the weighted average rate of the United Kingdom statutory main corporation tax rates enacted in each of the Parent’s calendar year reporting periods (19.25% in 2017, 20.00% in 2016 and 20.25% in 2015) to (loss) income before the provision for income taxes is as follows:

	For the year ended December 31,
($ thousands)	2017	2016	2015
(Loss) income before provision for income taxes	(976,925)	323,413	(17,031)
United Kingdom statutory tax rate	19.25%	20.00%	20.25%
Statutory tax (benefit) expense	(188,058)	64,682	(3,449)

Tax Impact of 2017 Tax Act	(114,219)	—	—
Foreign tax and statutory rate differential	(71,050)	(17,013)	(48,407)
Italian allowance for corporate equity	(11,761)	(9,243)	(6,929)
Research and development tax credit	(5,052)	(4,980)	(4,393)
Tax impact of tax law and rate changes excluding the Tax Act	(2,463)	(8,422)	(4,746)
Non-controlling interest	(2,205)	(3,605)	8,565
Provision to return adjustments	(1,334)	(6,705)	(1,434)
Nondeductible expenses	1,204	2,659	30,244
Tax cost of tax dividends	3,041	4,619	12,888
Foreign withholding and state taxes on unremitted earnings	9,290	—	—
Foreign tax expense, net of federal benefit	14,500	3,457	9,003
Change in unrecognized tax benefits	20,624	(10,914)	(15,593)
IRAP and other state taxes	33,484	36,754	29,697
Change in valuation allowances	58,672	3,610	7,495
Capital gain taxes on sale of DoubleDown	94,303	—	—
Nondeductible goodwill impairment	137,445	—	—
Italian tax litigation settlement	—	15,256	—
Non-taxable gains on investments	—	(5,880)	—
Italian reorganization tax	—	—	13,405
Other	(5,835)	(5,069)	12,550
	(29,414)	59,206	38,896

Effective tax rate	3.0%	18.3%	(228.4)%

The Company’s effective income tax rate was 3.0% in 2017 as compared to 18.3% in 2016. The principal drivers of the change were capital gains taxes incurred on the June 2017 sale of DoubleDown, a net increase in valuation allowances in U.K. and foreign jurisdictions, and impairment loss incurred with no associated tax benefit, partially offset by a favorable net tax benefit recorded related to the provisions of the Tax Act.

The Company’s effective income tax rate was 18.3% in 2016, as compared to (228.4)% in 2015 . The principal drivers of the change were one time non-deductible costs associated with the IGT acquisition in 2015, the non-recurring costs associated with the migration of the Parent company from Italy to the United Kingdom in 2015 and a reduction in operating losses in 2016 without tax benefits in certain foreign jurisdictions.

The significant components reflected within the tax rate reconciliation labeled “Foreign tax and statutory rate differential” includes the effects of foreign subsidiaries’ earnings taxed at rates other than the U.K. statutory rate.

On December 18, 2015, the Consolidated Appropriations Act 2016 was signed into law in the United States. Some of the provisions were retroactive to January 1, 2015, including the permanent extension of the U.S. research and development tax credit. The effective tax rate reflects the Company’s estimated 2016 and 2015 U.S. research and development tax credit.

The U.K. 2015 Finance Bill received Royal Assent in the fourth quarter of 2015, which resulted in the enactment of the U.K. corporate tax rate change from 20% in 2015 to 19% in 2017, then 18% in 2020. As a result, the Company recorded $1.4 million of income taxes in the fourth quarter of 2015 to write down the U.K. net deferred tax asset.

In December 2015, the Italian Government approved the reduction of the Italian federal tax rate from the current rate of 27.5% to 24% in 2017. As a result, the Company recorded an $11.8 million tax benefit in the fourth quarter of 2015 to write down Italy’s net deferred tax liability.

The Company early adopted ASU 2016-09 in the fourth quarter of 2016. The primary impact of adoption required the Company to recognize all excess tax benefits and tax deficiencies in the income statement prospectively beginning in the first quarter of 2016. This could result in fluctuations in the effective tax rate period over period depending on how many awards vest during the year as well as the volatility of the stock price. At January 1, 2016, the Company had $3.3 million of excess tax deductions related to stock-based compensation that were tracked off balance sheet. The tax effect of these deductions was $1.2 million. The Company recorded a cumulative effect adjustment to retained earnings of $1.2 million to recognize these excess tax benefits on the balance sheet.

The components of deferred tax assets and liabilities are as follows:

	December 31,
($ thousands)	2017	2016
Deferred tax assets:
Net operating losses	241,702	266,547
Provisions not currently deductible for tax purposes	132,365	160,202
Depreciation and amortization	72,101	118,122
Jackpot timing differences	51,438	83,989
Inventory reserves	9,913	15,974
Deferred revenue	5,317	9,129
Stock-based compensation	2,402	7,468
Credit carryforwards	—	38,618
Other	4,155	15,897
Gross deferred tax assets	519,393	715,946
Valuation allowance	(184,554)	(151,653)
Net deferred tax assets	334,839	564,293

Deferred tax liabilities:
Acquired intangible assets	635,471	1,115,345
Depreciation and amortization	138,764	144,115
Other	10,518	35,381
Total deferred tax liabilities	784,753	1,294,841

Net deferred income tax liability	(449,914)	(730,548)

The Company’s net deferred income taxes are recorded in the consolidated balance sheets as follows:

	December 31,
($ thousands)	2017	2016
Deferred income taxes - non-current asset	41,546	31,376
Deferred income taxes - non-current liability	(491,460)	(761,924)
	(449,914)	(730,548)

Net Operating Loss Carryforwards

The Company has gross tax loss carryforwards in a number of tax jurisdictions of $1.061 billion of which $422.7 million relates to the U.K., $186.4 million relates to U.S. Federal, and $451.9 million relates to foreign tax jurisdictions that begin to expire in 2030, while others have an unlimited carryforward period. A valuation allowance has been provided on $819.7 million of the gross net operating loss carryfowards. Portions of these tax loss carryforwards are subject to annual limitations, including Section 382 of the U.S. Internal Revenue Code of 1986, as amended, for U.S. tax purposes and similar provisions under other countries laws. In addition, as of December 31, 2017 the Company had state tax net operating loss carryforwards, resulting in a deferred tax asset (net of federal tax benefit) of approximately $16.4 million. State tax net operating loss carryfowards generally expire in the years 2018 through 2037.

Valuation Allowance

A reconciliation of the beginning and ending amount of the valuation allowance is as follows:

	December 31,
($ thousands)	2017	2016	2015
Balance at beginning of year	151,653	139,663	77,631
Expiration of tax attributes	(25,771)	—	—
Net charges to expense	58,672	11,990	62,032
Balance at end of year	184,554	151,653	139,663

The valuation allowance pertains to certain U.K. and foreign net operating losses that are not expected to be realized. In assessing the need for a valuation allowance, the Company considered both positive and negative evidence for each jurisdiction including past operating results, estimates of future taxable income and the feasibility of tax planning strategies. When the Company changes its determination as to the amount of deferred tax assets that can be realized, the valuation allowance is adjusted with a corresponding impact to the provision for income taxes in the period in which such determination is made.

In December 2017, the Company recorded a valuation allowance on its U.K. net operating losses. The net operating losses were primarily due to significant foreign exchange losses relating to its euro denominated debt that is recorded on a U.S. dollar functional currency U.K. company. In the future, this valuation allowance could be adjusted downward if the euro weakens against the U.S. dollar, and the Company still has euro denominated debt and the resulting income is taxable in the U.K.

For the years ended December 31, 2017 and December 31, 2016, the Company recorded a net valuation increase of $32.9 million and $11.9 million, respectively.

Unremitted Earnings

The Company previously considered the earnings in its non-U.S. subsidiaries to be indefinitely reinvested and, accordingly, recorded no deferred income taxes. The Tax Act eliminated the deferral of U.S. income tax on these foreign earnings by imposing a mandatory one-time deemed repatriation transition tax. As a result, the Company now intends to repatriate substantially all of its accumulated foreign earnings (not including the earnings of its Italian sub-group of entities). The Company continues to have significant cash needs outside the United States and, accordingly, the extent and timing of repatriation of these earnings continues to be monitored. Tax reform, however, has given the Company more flexibility to manage and deploy cash globally.

The Company has recorded $9.3 million of non-U.S. withholding taxes and U.S. state taxes as part of the provisional repatriation tax amount, which will be incurred as a result of certain future cash distributions. Additional tax effects, if any, related to the ultimate repatriation of these earnings will be recorded in the period that the tax effects become determinable and a reasonable estimate can be made.

The Company continues to indefinitely reinvest the earnings of its subsidiary investments held by its Italian parent sub-holding company and, therefore, no deferred income taxes have been provided on these earnings. If the Company were to change its position with respect to the indefinite reinvestment of earnings on its Italian parent sub-holding company , the estimated deferred tax effects would be $10.2 million as of December 31, 2017.

Accounting for Uncertainty in Income Taxes

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	For the year ended December 31,
($ thousands)	2017	2016	2015
Balance at beginning of year	14,340	37,370	6,296
Current year acquisition	—	—	49,934
Additions to tax positions - current year	479	423	9,462
Additions to tax positions - prior years	7,503	1,718	—
Reductions to tax positions - current year	(893)	(652)	—
Reductions to tax positions - prior years	(41)	(12,755)	(7,733)
Settlements	—	(8,750)	(5,313)
Lapses in statutes of limitations	(413)	(3,014)	(15,276)
Balance at end of year	20,975	14,340	37,370

At December 31, 2017, 2016 and 2015, $16.6 million, $10.8 million and $30.1 million, respectively, of the unrecognized tax benefits, if recognized, would affect the Company’s effective tax rates.

The Company recognizes interest expense and penalties related to income tax matters in the provision for income taxes. For 2017, 2016 and 2015, the Company recognized $12.1 million, $(0.1) million and $(10.0) million, respectively, in interest expense, penalties , and inflationary adjustments. At December 31, 2017, 2016 and 2015, the gross balance of accrued interest and penalties was $15.7 million, $3.6 million and $3.7 million, respectively.

Unrecognized tax benefits increased during 2017 as a result of the Mexico Tax Audit. Unrecognized tax benefits decreased during 2016 as a result of the settlement with the U.S. Internal Revenue Service ("IRS"). For 2016, the additions to unrecognized tax benefits related to the current year are primarily attributable to U.S. tax issues.

The Company files income tax returns in various jurisdictions of which the United Kingdom, United States and Italy represent the major tax jurisdictions. The Company is currently under audit with the IRS for calendar year 2014 and 2015. All years prior to calendar year 2014 are closed with the IRS. As of December 31, 2017, the Company is subject to income tax audits in various tax jurisdictions globally, most significantly in Mexico and Italy.

Mexico Tax Audit

In November 2012, GTECH Mexico S.A. concluded a tax audit related to tax year 2006. This conclusion resulted in a tax assessment of approximately 424 million Mexican Pesos, including interest, inflationary adjustments and penalties. As of December 31, 2017, this assessment has increased as a result of additional interest, inflation, and penalty accruals to 520 million Mexican Pesos. While the Mexico assessment covers several issues, there were two main issues. One issue is associated with deductibility of cost of goods sold (approximately 65% of the updated total assessment) while the remaining assessment relates primarily to loan proceeds being treated as taxable income. GTECH Mexico S.A. filed appeals of the different components of the assessment and on the issue of the deductibility of cost of goods sold, the Supreme Court ruled against the company in 2017. This loss resulted in the company recording a tax charge in the amount of 341 million Mexican Pesos ($19.1 million when the reserve was recorded and $17.4 million at the December 31, 2017 exchange rate) in 2017. The other tax issues are still being addressed in the courts in Mexico.

Italy Tax Audits

In September 2017, the Italian Tax Agency started a tax audit focusing on the reorganization of the Italian business and the merger of the former GTECH with and into the Parent effective from April 7, 2015. The tax audit relates to 2014 and 2015 tax years. While the audit for 2015 is open, on December 21, 2017, the Italian Tax Agency served the Parent, as the successor of GTECH, a preliminary report ("Tax Audit Report") for the fiscal year 2014. The main findings relate to the deductibility of certain transaction costs and related withholding taxes on fees paid for an aggregate proposed assessment of €3.2 million ($3.8 million at the December 31, 2017 exchange rate). Following the Tax Audit Report, the Parent submitted to the Italian Tax Agency a defense memorandum clarifying its position on these claims. While a tax reserve was booked for an amount of €0.3 million ($0.4 million at the December 31, 2017 exchange rate) in connection with the proposed assessment, the Company believes that it will prevail on this issue.

In June 2015 a tax audit in Italy was initiated, which is also focused on the leveraged buyout transaction of GTECH Holdings Corporation in 2006 and subsequent acquisition debt refinancing. In July 2015, the Italian Tax Police issued a tax audit report ("First Report") covering the years 2006-2010, alleging that GTECH did not recharge to GTECH Holdings Corporation all interest expense and other costs incurred in connection with the 2006 transaction and subsequent refinancing. Based on this tax report, in December 2015 the Italian Tax Agency issued a number of tax assessment notices to the Company covering the years 2006-2010 and alleging that additional taxes, penalties and interest for these years totaling €200.0 million are due.

Under Italian Law, the Company had 60 days in which to appeal the tax assessment notice. On February 26, 2016, the Company submitted a Voluntary Settlement Request, which entitled the Company to an automatic 90 day extension. In the meantime, on April 12, 2016, the Parent received a Tax Audit report ("Second Report") from the Italian Tax Police covering years 2011- 2014. Based upon this report, the additional taxes, penalties and interest associated with the transfer pricing challenge was estimated to be approximately €275 million for those years.

During the mentioned extension period the Tax Agency re-examined the preliminary conclusions of the Tax Police in both First and Second Report and offered a tax settlement of an aggregate amount of €13.5 million ($15.3 million). The settlement procedure concluded on June 20, 2016 with the relevant tax payments made by the Parent. The above-mentioned settlement was booked as a reserve in the Company's 2016 Financial Statements.

Finally, the two additional claims contained in the Second Report regarding (i) the alleged improper deduction of €140.0 million in Value Added Tax and (ii) under-reported taxable income pursuant to Italy’s controlled foreign corporation regime with specific reference to the Company’s fully controlled subsidiary incorporated in Cyprus, were abandoned by the Italian Tax Agency. Consequently, all of the tax assessments, penalty and interest claims emanating from the aforementioned tax audits have been resolved.

Based upon the timing and outcome of examinations of the Parent, or the result of the expiration of statute of limitations for specific jurisdictions, it is reasonably possible that the related unrecognized tax benefits could change from those recorded in the consolidated balance sheets. The Company does not anticipate that these audits will be finalized within the next twelve months. While the Company does not expect the amount of the unrecognized tax benefits to change in the next twelve months, the Company does not expect any change to have a significant impact on the consolidated balance sheet or statement of operations when these audits are finalized.